Exhibit 99.1

Unaudited Pro Forma Consolidated Financial Information
Separation and Distribution of GCP Applied Technologies Inc.
As previously disclosed, on February 3, 2016 (the “Distribution Date”), W. R. Grace & Co. and its consolidated subsidiaries (“Grace”) completed the transfer of its construction products business, and its packaging technologies business operated under the “Darex” name, to GCP Applied Technologies Inc. (“GCP”), then a wholly-owned subsidiary of Grace (the “Separation”), and the distribution of all of the Grace-owned common stock of GCP to Grace’s stockholders in a distribution intended to be generally tax-free to Grace’s stockholders (the “Distribution”). The Distribution, which was effective at 6:00 p.m., Eastern Time, on the Distribution Date, was made to Grace stockholders of record as of the close of business on January 27, 2016. In connection with the Separation, GCP made cash distributions of $750 million to Grace and its subsidiaries.
Prior to the completion of the Separation and the Distribution, Grace, W. R. Grace & Co.–Conn and GCP entered into a Separation and Distribution Agreement and certain related agreements that govern the post-Separation relationship between Grace and GCP. A description of such agreements is set forth in the Current Report on Form 8-K filed by Grace with the U.S. Securities and Exchange Commission (the “SEC”) on January 28, 2016.
As a result of the Separation and Distribution, GCP is now an independent public company and its common stock is listed under the symbol “GCP” on the New York Stock Exchange. Grace does not beneficially own any shares of GCP common stock and will not consolidate the financial results of GCP for its future financial reporting. Beginning with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, GCP’s historical financial results through the Distribution Date will be reflected in Grace’s Consolidated Financial Statements as discontinued operations.
The following unaudited pro forma consolidated financial information consists of Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2015, and for the years ended December 31, 2014, 2013, and 2012, and the Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2015, which were derived from Grace’s historical Consolidated Financial Statements and give effect to the Separation and Distribution. The unaudited pro forma consolidated financial information should be read together with Grace’s historical Consolidated Financial Statements and accompanying notes included in its Annual Report on Form 10-K for the year ended December 31, 2014, and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.
The Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2015 and for the years ended December 31, 2014, 2013 and 2012 reflect Grace’s results as if the Separation, Distribution, and related transactions described below had occurred as of January 1, 2012. The Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2015, reflects Grace’s financial position as if the Separation, Distribution and related transactions described below had occurred as of that date.
The unaudited pro forma consolidated financial information gives effect to the Separation, Distribution, and related transactions, including:

•	the transfer to GCP of Grace's assets and liabilities that are specifically identifiable or otherwise allocable to GCP;

•	the elimination of Grace’s equity interest in GCP;

•	the removal of certain non-recurring separation costs directly related to the Separation and Distribution;

•	the cash distribution from GCP to Grace; and

•	the reduction in Grace's debt using the cash received from GCP.
The unaudited pro forma consolidated financial information is not intended to be a complete presentation of Grace’s financial position or results of operations had the Separation, Distribution and related transactions occurred as of and for the periods indicated. In addition, the unaudited pro forma consolidated financial information is provided for illustrative and informational purposes only and is not necessarily indicative of Grace’s future results of operations or financial condition had the Separation and the Distribution been completed on the dates assumed. The pro forma adjustments are based on available information and assumptions that Grace management believes are reasonable, that reflect the impacts of events directly attributable to the Separation and the Distribution, that are factually supportable, and for purposes of the Consolidated Statements of Operations, are expected to have a continuing impact on Grace. The pro forma adjustments may differ from those that will be calculated to report GCP as a discontinued operation in Grace’s future filings.
The discontinued operations adjustments to Grace's historical financial statements have been prepared on a basis consistent with U.S. GAAP and requirements of the SEC. The method for determining selling, general and administrative costs for discontinued operations is different from the method used for the carve-out financial statements that were included in GCP’s historical financial statements included in the Registration Statement on Form 10 filed by GCP with the SEC in connection with the Separation and the Distribution. For purposes of the carve-out financial statements selling, general and administrative costs are more fully allocated to GCP while under discontinued operations general corporate overhead is not allocated to the discontinued operations. Grace's pro forma results for the nine months ended September 30, 2015, include selling, general and administrative costs of approximately $33 million that were allocated to GCP in GCP's historical financial statements included in the Registration Statement on Form 10. For full year 2016, Grace currently expects corporate costs to be approximately $65 million to $70 million.
See the notes to the unaudited pro forma consolidated financial information for a more detailed discussion of the adjustments.

W. R. Grace & Co. and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Operations
For the Nine Months Ended September 30, 2015

(In millions, except per share amounts)	Historical Grace (as reported)	Discontinued Operations(A)	Pro Forma Adjustments(B)	Pro Forma Grace Continuing Operations
Net sales	$2,292.8	$(1,089.4)		$1,203.4
Cost of goods sold	1,412.0	(690.1)		721.9
Gross profit	880.8	(399.3)		481.5
Selling, general and administrative expenses	409.4	(184.3)		225.1
Research and development expenses	53.2	(16.8)		36.4
Interest expense and related financing costs	74.9	(1.1)	(11.9)	61.9
Interest accretion on deferred payment obligations	0.6	—		0.6
Loss in Venezuela	60.8	(60.8)		—
Repositioning expenses	34.3	(28.2)	(6.1)	—
Equity in earnings of unconsolidated affiliate	(12.1)	—		(12.1)
Gain on termination and curtailment of postretirement plans	(4.5)	—		(4.5)
Chapter 11 expenses, net	4.3	—		4.3
Other expense, net	13.1	(11.2)	6.1	8.0
Total costs and expenses	634.0	(302.4)	(11.9)	319.7
Income from continuing operations before income taxes	246.8	(96.9)	11.9	161.8
Provision for income taxes on continuing operations	(122.4)	69.3	(4.4)	(57.5)
Net income from continuing operations	124.4	(27.6)	7.5	104.3
Less: Net (income) loss attributable to noncontrolling interests	(0.5)	0.6		0.1
Net income from continuing operations attributable to W. R. Grace & Co. shareholders	$123.9	$(27.0)	$7.5	$104.4
Earnings Per Share From Continuing Operations Attributable to W. R. Grace & Co. Shareholders
Basic earnings per share:
Net income from continuing operations attributable to W. R. Grace & Co. shareholders	$1.71			$1.44
Weighted average number of basic shares	72.5			72.5
Diluted earnings per share:
Net income from continuing operations attributable to W. R. Grace & Co. shareholders	$1.69			$1.43
Weighted average number of diluted shares	73.1			73.1
.

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

W. R. Grace & Co. and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2014

(In millions, except per share amounts)	Historical Grace (as reported)	Discontinued Operations(A)	Pro Forma Adjustments(B)	Pro Forma Grace Continuing Operations
Net sales	$3,243.0	$(1,485.7)		$1,757.3
Cost of goods sold	2,050.6	(957.0)		1,093.6
Gross profit	1,192.4	(528.7)		663.7
Selling, general and administrative expenses	664.0	(248.9)		415.1
Research and development expenses	79.5	(27.9)		51.6
Interest expense and related financing costs	61.5	(3.9)	(15.3)	42.3
Interest accretion on deferred payment obligations	65.7	—		65.7
Gain on termination of postretirement plans	(39.5)	—		(39.5)
Chapter 11 expenses, net	11.0	—		11.0
Asbestos and bankruptcy-related charges, net	7.1	—		7.1
Equity in earnings of unconsolidated affiliate	(19.7)	—		(19.7)
Other expense, net	28.5	(17.8)		10.7
Total costs and expenses	858.1	(298.5)	(15.3)	544.3
Income from continuing operations before income taxes	334.3	(230.2)	15.3	119.4
Benefit from (provision for) income taxes on continuing operations	(57.0)	69.4	(5.6)	6.8
Net income from continuing operations	277.3	(160.8)	9.7	126.2
Less: Net income attributable to noncontrolling interests	(1.0)	1.2		0.2
Net income from continuing operations attributable to W. R. Grace & Co. shareholders	$276.3	$(159.6)	$9.7	$126.4
Earnings Per Share From Continuing Operations Attributable to W. R. Grace & Co. Shareholders
Basic earnings per share:
Net income from continuing operations attributable to W. R. Grace & Co. shareholders	$3.67			$1.68
Weighted average number of basic shares	75.3			75.3
Diluted earnings per share:
Net income from continuing operations attributable to W. R. Grace & Co. shareholders	$3.63			$1.66
Weighted average number of diluted shares	76.2			76.2

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

W. R. Grace & Co. and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2013

(In millions, except per share amounts)	Historical Grace (as reported)	Discontinued Operations(A)	Pro Forma Grace Continuing Operations
Net sales	$3,060.7	$(1,451.2)	$1,609.5
Cost of goods sold	1,918.6	(945.5)	973.1
Gross profit	1,142.1	(505.7)	636.4
Selling, general and administrative expenses	505.7	(252.2)	253.5
Research and development expenses	65.2	(24.3)	40.9
Interest expense and related financing costs	43.8	(3.2)	40.6
Chapter 11 expenses, net of interest income	15.3	—	15.3
Default interest settlement	129.0	—	129.0
Asbestos and bankruptcy-related charges, net	21.9	—	21.9
Equity in earnings of unconsolidated affiliate	(22.9)	—	(22.9)
Other expense, net	23.5	(14.3)	9.2
Total costs and expenses	781.5	(294.0)	487.5
Income from continuing operations before income taxes	360.6	(211.7)	148.9
Provision for income taxes on continuing operations	(102.9)	73.7	(29.2)
Net income from continuing operations	257.7	(138.0)	119.7
Less: Net income attributable to noncontrolling interests	(1.6)	1.6	—
Net income from continuing operations attributable to W. R. Grace & Co. shareholders	$256.1	$(136.4)	$119.7
Earnings Per Share From Continuing Operations Attributable to W. R. Grace & Co. Shareholders
Basic earnings per share:
Net income from continuing operations attributable to W. R. Grace & Co. shareholders	$3.35		$1.57
Weighted average number of basic shares	76.4		76.4
Diluted earnings per share:
Net income from continuing operations attributable to W. R. Grace & Co. shareholders	$3.30		$1.54
Weighted average number of diluted shares	77.7		77.7

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

W. R. Grace & Co. and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2012

(In millions, except per share amounts)	Historical Grace (as reported)	Discontinued Operations(A)	Pro Forma Grace Continuing Operations
Net sales	$3,155.5	$(1,417.7)	$1,737.8
Cost of goods sold	2,041.1	(945.8)	1,095.3
Gross profit	1,114.4	(471.9)	642.5
Selling, general and administrative expenses	635.2	(272.3)	362.9
Research and development expenses	64.5	(24.2)	40.3
Interest expense and related financing costs	46.5	(1.6)	44.9
Chapter 11 expenses, net of interest income	16.6	—	16.6
Asbestos and bankruptcy-related charges, net	384.6	—	384.6
Equity in earnings of unconsolidated affiliate	(18.5)	—	(18.5)
Other expense, net	6.1	(2.2)	3.9
Total costs and expenses	1,135.0	(300.3)	834.7
(Loss) income from continuing operations before income taxes	(20.6)	(171.6)	(192.2)
Benefit from (provision for) income taxes on continuing operations	61.6	58.2	119.8
Net income (loss) from continuing operations	41.0	(113.4)	(72.4)
Less: Net (income) loss attributable to noncontrolling interests	(1.0)	1.1	0.1
Net income (loss) from continuing operations attributable to W. R. Grace & Co. shareholders	$40.0	$(112.3)	$(72.3)
Earnings Per Share From Continuing Operations Attributable to W. R. Grace & Co. Shareholders
Basic earnings per share:
Net income (loss) from continuing operations attributable to W. R. Grace & Co. shareholders	$0.53		$(0.97)
Weighted average number of basic shares	74.9		74.9
Diluted earnings per share:
Net income (loss) from continuing operations attributable to W. R. Grace & Co. shareholders	$0.52		$(0.95)
Weighted average number of diluted shares	76.3		76.3

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

W. R. Grace & Co. and Subsidiaries
Unaudited Pro Forma Consolidated Balance Sheet
As of September 30, 2015

(In millions, except par value and shares)	Historical Grace (as reported)	Discontinued Operations(A)	Pro Forma Adjustments		Pro Forma Grace Continuing Operations
ASSETS
Current Assets
Cash and cash equivalents	$331.1	$(99.9)	$250.0	(C)	$481.2
Trade accounts receivable, net	455.2	(234.4)			220.8
Inventories	323.1	(114.2)			208.9
Deferred income taxes	239.6	(8.5)			231.1
Other current assets	77.3	(32.2)			45.1
Total Current Assets	1,426.3	(489.2)	250.0		1,187.1
Properties and equipment, net	813.9	(187.1)			626.8
Goodwill	439.9	(102.8)			337.1
Technology and other intangible assets, net	265.7	(34.2)			231.5
Deferred income taxes	545.6	(15.7)			529.9
Overfunded defined benefit pension plans	44.7	(44.7)			—
Investment in unconsolidated affiliate	112.1	—			112.1
Other assets	59.3	(7.6)	(8.0)	(C)	43.7
Total Assets	$3,707.5	$(881.3)	$242.0		$3,068.2
LIABILITIES AND EQUITY
Current Liabilities
Debt payable within one year	$72.0	$(10.2)	$(11.2)	(C)	$50.6
Accounts payable	262.3	(117.5)			144.8
Other current liabilities	380.8	(126.3)	47.8	(D)	302.3
Total Current Liabilities	715.1	(254.0)	36.6		497.7
Debt payable after one year	2,143.8	—	(487.9)	(C)	1,655.9
Deferred income taxes	17.7	(21.5)			(3.8)
Income tax contingencies	22.5	(12.5)			10.0
Underfunded and unfunded defined benefit pension plans	440.0	(76.9)			363.1
Other liabilities	111.0	(8.2)			102.8
Total Liabilities	3,450.1	(373.1)	(451.3)		2,625.7
Equity
Common stock issued, par value $0.01; 300,000,000 shares authorized; outstanding: 71,354,446	0.8	—			0.8
Paid-in capital	491.1	—			491.1
Retained earnings	416.0	(592.2)	693.3	(E)	517.1
Treasury stock, at cost: shares: 6,102,179	(581.3)	—			(581.3)
Accumulated other comprehensive loss	(73.6)	87.1			13.5
Total W. R. Grace & Co. Shareholders' Equity	253.0	(505.1)	693.3		441.2
Noncontrolling interests	4.4	(3.1)			1.3
Total Equity	257.4	(508.2)	693.3		442.5
Total Liabilities and Equity	$3,707.5	$(881.3)	$242.0		$3,068.2

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

W. R. Grace & Co. and Subsidiaries
Unaudited Pro Forma Analysis of Operations

	Nine Months Ended September 30, 2015	Year Ended
(In millions, except per share amounts)		December 31, 2014	December 31, 2013
Net sales:
Catalysts Technologies	$855.6	$1,246.8	$1,124.0
Materials Technologies	347.8	510.5	485.5
Total Grace net sales	$1,203.4	$1,757.3	$1,609.5
Net sales by region:
North America	$366.5	$546.0	$462.6
Europe Middle East Africa	463.9	701.0	702.7
Asia Pacific	286.0	366.5	318.5
Latin America	87.0	143.8	125.7
Total net sales by region	$1,203.4	$1,757.3	$1,609.5
Profitability performance measures:
Adjusted EBIT(F)(G):
Catalysts Technologies segment operating income	$246.7	$378.3	$327.5
Materials Technologies segment operating income	70.9	101.2	92.5
Corporate costs	(65.3)	(95.3)	(82.7)
Gain on termination of postretirement plans related to current businesses	1.9	23.6	—
Certain pension costs(H)	(15.4)	(24.5)	(22.1)
Adjusted EBIT	238.8	383.3	315.2
Benefit (costs) related to Chapter 11 and asbestos, net	0.9	(26.3)	(46.1)
Pension MTM adjustment and other related costs, net	(4.2)	(137.6)	58.8
Gain on termination of postretirement plans related to divested businesses	2.6	15.9	—
Restructuring expenses and asset impairments	(8.8)	(4.1)	(5.1)
Repositioning expenses	(6.1)	—	—
Gain (loss) on sale of product line	—	0.2	(1.0)
Income and expense items related to divested businesses	1.0	(5.2)	(4.1)
Default interest settlement	—	—	(129.0)
Interest expense, net	(62.3)	(106.6)	(39.8)
Benefit from (provision for) income taxes	(57.5)	6.8	(29.2)
Net income from continuing operations attributable to W. R. Grace & Co. shareholders	$104.4	$126.4	$119.7

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

W. R. Grace & Co. and Subsidiaries
Unaudited Pro Forma Analysis of Operations (Continued)

	Nine Months Ended September 30, 2015	Year Ended
(In millions, except per share amounts)		December 31, 2014	December 31, 2013
Adjusted profitability performance measures:
Adjusted Gross Margin:
Catalysts Technologies	41.9%	42.8%	40.1%
Materials Technologies	38.4%	37.9%	36.3%
Adjusted Gross Margin	40.9%	41.4%	38.9%
Pension costs in cost of goods sold	(0.9)%	(3.8)%	0.7%
Total Grace	40.0%	37.6%	39.6%
Adjusted EBIT:
Catalysts Technologies	$246.7	$378.3	$327.5
Materials Technologies	70.9	101.2	92.5
Corporate	(78.8)	(96.2)	(104.8)
Total Grace	238.8	383.3	315.2
Depreciation and amortization:
Catalysts Technologies	$51.2	$66.3	$54.2
Materials Technologies	17.6	26.2	25.7
Corporate	6.0	10.2	7.9
Total Grace	74.8	102.7	87.8
Adjusted EBITDA:
Catalysts Technologies	$297.9	$444.6	$381.7
Materials Technologies	88.5	127.4	118.2
Corporate	(72.8)	(86.0)	(96.9)
Total Grace	313.6	486.0	403.0
Operating margin:
Catalysts Technologies	28.8%	30.3%	29.1%
Materials Technologies	20.4%	19.8%	19.1%
Total Grace	19.8%	21.8%	19.6%
Adjusted EBITDA margin:
Catalysts Technologies	34.8%	35.7%	34.0%
Materials Technologies	25.4%	25.0%	24.3%
Total Grace	26.1%	27.7%	25.0%

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

Notes to the Unaudited Pro Forma Consolidated Financial Statements
The unaudited pro forma consolidated financial statements as of and for the nine months ended September 30, 2015, and the unaudited pro forma consolidated statements of operations for the years ended December 31, 2014, 2013, and 2012, include the following adjustments:

(A)
Reflects the discontinued operations of Grace. Includes the removal of the assets, liabilities, equity and results of operations of GCP and non-recurring costs directly related to the Separation and Distribution transactions. Does not adjust for certain general corporate overhead expenses that were not specifically related to GCP and did not meet the discontinued operations criteria.

(B)
Reflects a reduction of interest expense related to the repayment of debt by Grace as part of Grace’s post-separation capital structure. Interest expense was not adjusted for the years ended December 31, 2013 and 2012, as a result of Grace's status as a debtor under Chapter 11.

(C)
Reflects the $750 million cash distributions from GCP to Grace and the repayment of $500 million of U.S. dollar and euro term loans issued in February 2014. Also reflects the write-off of deferred financing fees associated with the term loans.

(D)
Reflects the expected one-time Separation-related costs incurred subsequent to September 30, 2015. These costs primarily relate to non-recurring professional fees incurred in connection with the Separation.

(E)	Reflects the impact to Grace's Retained Earnings from the pro forma adjustments described in notes (C) and (D) above.

(F)
In the above charts, Grace presents its results of operations by operating segment and for adjusted operations. Adjusted EBIT means net income from continuing operations adjusted for: interest income and expense; income taxes; costs related to Chapter 11 and asbestos; restructuring and repositioning expenses and related asset impairments; pension costs other than service and interest costs, expected returns on plan assets, and amortization of prior service costs/credits; income and expense items related to divested businesses, product lines, and certain other investments; gains and losses on sales of businesses, product lines, and certain other investments; and certain other unusual or infrequent items that are not representative of underlying trends. Adjusted EBITDA means Adjusted EBIT adjusted for depreciation and amortization. Grace uses Adjusted EBIT as a performance measure in significant business decisions. Adjusted Gross Margin means gross margin adjusted for pension-related costs included in cost of goods sold. Adjusted EBIT, Adjusted EBITDA, and Adjusted Gross Margin do not purport to represent income or liquidity measures as defined under United States generally accepted accounting principles, and should not be considered as alternatives to such measures as an indicator of Grace's performance. These measures are provided to distinguish the operating results of Grace's current business base from the costs of Grace's Chapter 11 proceedings, asbestos liabilities, restructuring and repositioning activities, and divested businesses.

(G)	Grace's segment operating income includes only Grace's share of income from consolidated and unconsolidated joint ventures.

(H)
Certain pension costs include only ongoing costs recognized quarterly, which include service and interest costs, expected returns on plan assets, and amortization of prior service costs/credits. Catalysts Technologies and Materials Technologies segment operating income and corporate costs do not include any amounts for pension expense. Other pension related costs including annual mark-to-market adjustments and actuarial gains and losses are excluded from Adjusted EBIT. These amounts are not used by management to evaluate the performance of Grace's businesses and significantly affect the peer-to-peer and period-to-period comparability of our financial results. Mark-to-market adjustments and actuarial gains and losses relate primarily to changes in financial market values and actuarial assumptions and are not directly related to the operation of Grace's businesses.